Service Properties Trust Second Quarter 2024 Financial Results and Supplemental Information August 6, 2024 Exhibit 99.2Sonesta Los Angeles Airport LAX Los Angeles, CA

2 Table of Contents QUARTERLY RESULTS Service Properties Trust Announces Second Quarter 2024 Financial Results ............................................................................................................................................ 4 Second Quarter 2024 Highlights ... 5 FINANCIALS Key Financial Data ... 7 Condensed Consolidated Statements of Income (Loss) ................................................................................................................................................................................. 8 Condensed Consolidated Balance Sheets ... 9 Debt Summary ... 10 Debt Maturity Schedule ... 11 Leverage Ratios, Coverage Ratios and Debt Covenants ................................................................................................................................................................................ 12 Capital Expenditures Summary ... 13 Property Acquisitions and Dispositions ... 14 PORTFOLIO INFORMATION Portfolio Summary ... 16 Consolidated Portfolio Diversification by Industry ........................................................................................................................................................................................... 17 Consolidated Portfolio by Geographical Diversification ................................................................................................................................................................................ 18 Hotel Portfolio by Brand ... 19 Hotel Operating Statistics by Service Level - Comparable Hotels - Three Months Ended June 30, 2024 ............................................................................................ 20 Hotel Operating Statistics by Service Level - Comparable Hotels - Six Months Ended June 30, 2024 ................................................................................................. 21 Hotel Operating Statistics by Service Level - All Hotels - Three Months Ended June 30, 2024 .............................................................................................................. 22 Hotel Operating Statistics by Service Level - All Hotels - Six Months Ended June 30, 2024 ................................................................................................................... 23 Net Lease Portfolio by Brand ... 24 Net Lease Portfolio by Industry ... 25 Net Lease Portfolio by Tenant (Top 10) ... 26 Net Lease Portfolio - Expiration Schedule ... 27 Net Lease Portfolio - Occupancy Summary ....................................................................................................................................................................................................... 28 APPENDIX Company Profile and Research Coverage ... 30 Governance Information ... 31 Calculation of FFO, Normalized FFO and CAD ................................................................................................................................................................................................ 32 Calculation of EBITDA, EBITDAre and Adjusted EBITDAre ............................................................................................................................................................................ 33 Calculation and Reconciliation of Hotel EBITDA - Comparable Hotels ....................................................................................................................................................... 34 Calculation and Reconciliation of Hotel EBITDA - All Hotels.......................................................................................................................................................................... 35 Notes to Condensed Consolidated Statements of Income (Loss) and Calculations of FFO, Normalized FFO, CAD, EBITDA, EBITDAre, Adjusted EBITDAre and Hotel EBITDA ... 36 Non-GAAP Financial Measures and Certain Definitions ................................................................................................................................................................................. 37 WARNING CONCERNING FORWARD-LOOKING STATEMENTS .............................................................................................................................................................................................. 40 SVC Nasdaq Listed Trading Symbols: Common Shares: SVC Investor Relations Contact: Stephen Colbert, Director (617) 231-3223 scolbert@svcreit.com ir@svcreit.com Corporate Headquarters: Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458-1634 www.svcreit.com All amounts in this presentation are unaudited. Additional information and reconciliations of Non-GAAP Financial Measures to amounts determined in accordance with U.S. GAAP appear in the Appendix to this presentation. Please refer to Non-GAAP Financial Measures and Certain Definitions for terms used throughout this presentation.

3RETURN TO TABLE OF CONTENTS Quarterly Results

4RETURN TO TABLE OF CONTENTS Newton, MA (August 6, 2024): Service Properties Trust (Nasdaq: SVC) today announced its financial results for the quarter ended June 30, 2024. Distribution: SVC declared a quarterly distribution on its common shares of $0.20 per share to shareholders of record as of the close of business on July 22, 2024. This distribution will be paid on or about August 15, 2024. Conference Call: A conference call to discuss SVC’s second quarter results will be held on Wednesday, August 7, 2024 at 10:00 a.m. Eastern Time. The conference call may be accessed by dialing (877) 329-3720 or (412) 317-5434 (if calling from outside the United States and Canada); a pass code is not required. A replay will be available for one week by dialing (412) 317-0088; the replay pass code is 9597794. A live audio webcast of the conference call will also be available in a listen only mode on SVC’s website, at www.svcreit.com. The archived webcast will be available for replay on SVC’s website after the call. The transcription, recording and retransmission in any way of SVC’s second quarter conference call are strictly prohibited without the prior written consent of SVC. About Service Properties Trust: SVC is a real estate investment trust, or REIT, with over $11 billion invested in two asset categories: hotels and service-focused retail net lease properties. As of June 30, 2024, SVC owned 220 hotels with over 37,000 guest rooms throughout the United States and in Puerto Rico and Canada. As of June 30, 2024, SVC also owned 749 service-focused retail net lease properties with over 13.3 million square feet throughout the United States. SVC is managed by The RMR Group (Nasdaq: RMR), a leading U.S. alternative asset management company with over $41 billion in assets under management as of June 30, 2024, and more than 35 years of institutional experience in buying, selling, financing and operating commercial real estate. SVC is headquartered in Newton, MA. For more information, visit www.svcreit.com. Service Properties Trust Announces Second Quarter 2024 Financial Results “Top-line hotel performance during the quarter was highlighted by occupancy gains in our full-service and select service portfolios, offset by ADR declines at our extended stay properties and renovation displacement across 21 hotels. Our net lease assets, anchored by TA, continue to provide stable cash flows and ample rent coverage. With no debt maturities until 2026, we are well positioned to continue implementing our strategic capital investment in the hotel portfolio that we expect will create long term value for shareholders.” Todd Hargreaves, President and Chief Investment Officer

5RETURN TO TABLE OF CONTENTS Second Quarter 2024 Highlights Financial Results • Net loss of $73.9 million, or $0.45 per common share. • Normalized FFO of $73.8 million, or $0.45 per common share. • Adjusted EBITDAre of $171.5 million. Portfolio Update • Hotel RevPAR of $97.50. • Hotel EBITDA of $82.4 million. • Net Lease occupancy of 97.3% as of June 30, 2024. • Net Lease rent coverage of 2.25x. Investment Activity • Invested $66.5 million in capex during the quarter. • Sold two hotels in July 2024 with an aggregate of 346 keys for an aggregate sales price of $10.8 million, excluding closing costs, and three vacant net lease properties with an aggregate of 9,388 square feet for an aggregate sales price of $1.8 million, excluding closing costs. • Entered into agreements to sell 16 hotels with an aggregate of 1,930 keys for an aggregate sales price of $113.2 million, excluding closing costs, and one net lease property with 3,381 square feet for a sales price of $1.3 million, excluding closing costs. Liquidity and Financing Activities • Issued an aggregate of $1.2 billion of senior guaranteed unsecured notes in June 2024 comprised of $700.0 million of 8.375% senior guaranteed unsecured notes due 2029 and $500.0 million of 8.875% senior guaranteed unsecured notes due 2032. The net proceeds from these offerings were $1,162.3 million. • Repaid $1.2 billion of 2025 debt maturities, including the redemption of $800.0 million principal amount of 7.50% senior notes and the purchase and satisfaction and discharge of $350.0 million of 4.50% senior notes, using the net proceeds from the June 2024 notes issuances.

6RETURN TO TABLE OF CONTENTS Financials

7RETURN TO TABLE OF CONTENTS As of and For the Three Months Ended 6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023 Selected Income Statement Data: Total revenues $ 512,948 $ 436,250 $ 444,050 $ 496,825 $ 503,779 Net loss $ (73,850) $ (78,383) $ (43,323) $ (4,128) $ (11,278) FFO $ 57,764 $ 21,204 $ 51,316 $ 91,731 $ 93,751 Normalized FFO $ 73,810 $ 21,206 $ 50,036 $ 92,109 $ 95,127 CAD $ 47,650 $ 7,532 $ 13,914 $ 51,477 $ 78,120 Rolling four quarter CAD $ 120,573 $ 151,043 $ 179,665 $ 224,261 $ 254,704 Adjusted EBITDAre $ 171,524 $ 115,548 $ 141,154 $ 175,328 $ 185,324 Per Common Share Data (basic and diluted): Net loss $ (0.45) $ (0.48) $ (0.26) $ (0.03) $ (0.07) FFO $ 0.35 $ 0.13 $ 0.31 $ 0.56 $ 0.57 Normalized FFO $ 0.45 $ 0.13 $ 0.30 $ 0.56 $ 0.58 CAD $ 0.29 $ 0.05 $ 0.08 $ 0.31 $ 0.47 Rolling four quarter CAD $ 0.73 $ 0.91 $ 1.09 $ 1.36 $ 1.54 Dividend Data: Annualized dividends paid per share during the period $ 0.80 $ 0.80 $ 0.80 $ 0.80 $ 0.80 Annualized dividend yield (at end of period) 15.6% 11.8% 9.4% 10.4% 9.2 % Annualized Normalized FFO payout ratio 44.4% 153.8% 66.7% 35.7% 34.5 % Rolling four quarter CAD payout ratio (1) 109.6% 87.9% 73.4% 58.8% 51.9 % Selected Balance Sheet Data: Total gross assets $ 10,286,546 $ 10,469,518 $ 10,537,913 $ 10,733,398 $ 10,715,669 Total assets $ 7,121,661 $ 7,231,519 $ 7,356,116 $ 7,604,311 $ 7,649,651 Total liabilities $ 6,112,855 $ 6,116,850 $ 6,129,983 $ 6,302,361 $ 6,310,576 Total shareholders’ equity $ 1,008,806 $ 1,114,669 $ 1,226,133 $ 1,301,950 $ 1,339,075 (dollars in thousands, except per share data) Key Financial Data Sonesta ES Suites Fort Lauderdale, FL As of 6/30/2024 Capitalization: Total common shares (at end of period) 165,903,837 Closing price (at end of period) $ 5.14 Equity market capitalization (at end of period) $ 852,746 Debt (principal balance) 5,682,590 Total market capitalization $ 6,535,336 Liquidity: Cash and cash equivalents $ 14,626 Available borrowings under secured revolving credit facility (2) 650,000 Total liquidity $ 664,626 (1) Reflects the annualized dividends paid per common share during the period as a percentage of rolling four quarter CAD per common share. (2) Availability under SVC's revolving credit facility is subject to meeting ongoing minimum performance and market values of the collateral properties, satisfying certain financial covenants and other credit facility conditions.

8RETURN TO TABLE OF CONTENTS Three Months Ended June 30, Six Months Ended June 30, 2024 2023 2024 2023 Revenues: Hotel operating revenues (1) $ 412,486 $ 404,327 $ 748,722 $ 739,123 Rental income (2) 100,462 99,452 200,476 193,865 Total revenues 512,948 503,779 949,198 932,988 Expenses: Hotel operating expenses (1)(3) 328,247 309,100 633,333 608,666 Net lease operating expenses 4,958 4,372 9,681 8,277 Depreciation and amortization 95,674 94,571 188,781 194,610 General and administrative 10,681 12,420 21,187 23,331 Transaction related costs (4) — 931 — 1,818 Loss on asset impairment, net (5) 34,887 9,005 37,338 9,005 Total expenses 474,447 430,399 890,320 845,707 (Loss) gain on sale of real estate, net (6) (32) (62) (2,995) 41,836 (Loss) gain on equity securities, net — (593) — 48,837 Interest income 819 3,468 2,781 6,254 Interest expense (including amortization of debt issuance costs, discounts and premiums of $7,466, $6,804, $14,692 and $12,036, respectively) (93,850) (82,503) (185,264) (164,083) Loss on early extinguishment of debt, net (7) (16,048) (238) (16,048) (282) (Loss) income before income tax expense and equity in (losses) earnings of an investee (70,610) (6,548) (142,648) 19,843 Income tax expense (524) (5,247) (1,531) (1,467) Equity in (losses) earnings of an investee (2,716) 517 (8,054) (3,704) Net (loss) income $ (73,850) $ (11,278) $ (152,233) $ 14,672 Weighted average common shares outstanding (basic and diluted) 165,198 164,902 165,178 164,884 Net (loss) income per common share (basic and diluted) $ (0.45) $ (0.07) $ (0.92) $ 0.09 (amounts in thousands, except per share data) Condensed Consolidated Statements of Income (Loss) See accompanying notes on page 36.

9RETURN TO TABLE OF CONTENTS Condensed Consolidated Balance Sheets June 30, December 31, 2024 2023 ASSETS Real estate properties: Land $ 1,941,008 $ 1,972,145 Buildings, improvements and equipment 7,636,707 7,814,192 Total real estate properties, gross 9,577,715 9,786,337 Accumulated depreciation (3,164,885) (3,181,797) Total real estate properties, net 6,412,830 6,604,540 Acquired real estate leases and other intangibles, net 118,753 130,622 Assets held for sale 116,984 10,500 Cash and cash equivalents 14,626 180,119 Restricted cash 14,830 17,711 Equity method investment 108,106 113,304 Due from related persons 28,959 6,376 Other assets, net 306,573 292,944 Total assets $ 7,121,661 $ 7,356,116 LIABILITIES AND SHAREHOLDERS' EQUITY Revolving credit facility $ — $ — Senior secured notes, net 970,051 968,017 Senior unsecured notes, net 4,014,023 3,993,327 Mortgage notes payable, net 563,727 558,876 Accounts payable and other liabilities 552,649 587,005 Due to related persons 12,405 22,758 Total liabilities 6,112,855 6,129,983 Commitments and contingencies Shareholders’ equity: Common shares of beneficial interest, $.01 par value; 200,000,000 shares authorized; 165,903,837 and 165,769,595 shares issued and outstanding, respectively 1,659 1,658 Additional paid in capital 4,559,220 4,557,473 Cumulative other comprehensive income 1,782 2,318 Cumulative net income 2,318,267 2,470,500 Cumulative common distributions (5,872,122) (5,805,816) Total shareholders’ equity 1,008,806 1,226,133 Total liabilities and shareholders’ equity $ 7,121,661 $ 7,356,116 (dollars in thousands, except per share data) The Yorkville Royal Sonesta Toronto, ON

10RETURN TO TABLE OF CONTENTS (1) SVC is required to pay interest at a rate of SOFR plus a premium, which was 250 basis points per annum as of June 30, 2024. SVC also pays an unused commitment fee of 20 to 30 basis points per annum based on amounts outstanding under its revolving credit facility. Subject to the payment of an extension fee and meeting certain other conditions, SVC may extend the maturity date of its revolving credit facility by two additional six month periods. (2) SVC has provided equity pledges on certain of its property owning subsidiaries and provided first mortgage liens on 72 properties owned by the pledged subsidiaries to secure its obligations under the credit agreement governing its revolving credit facility. (3) These notes are secured by 308 net lease properties and are prepayable without penalty 24 months prior to the expected maturity date. (4) These notes are secured by first-priority liens on the equity interests of subsidiaries owning 70 travel centers leased to TravelCenters of America Inc., or TA, pursuant to two master leases. (5) These notes are guaranteed by certain of SVC's subsidiaries. (6) The carrying value of SVC's total debt of $5,547,801 as of June 30, 2024 is net of unamortized discounts and premiums and certain issuance costs totaling $134,789. Weighted Average Principal Maturity Due at Years to Interest Rate Balance Date Maturity Maturity Floating Rate Debt: $650,000 revolving credit facility (1)(2) 7.830% $ — 6/29/27 $ — 3.0 Secured Fixed Rate Debt: Net lease mortgage notes (3) 5.600% 607,590 2/20/28 600,576 3.6 Senior secured notes due 2031 (4)(5) 8.625% 1,000,000 11/15/31 1,000,000 7.4 Subtotal / weighted average 7.482% 1,607,590 1,600,576 6.0 Unsecured Fixed Rate Debt: Senior unsecured notes due 2026 5.250% 350,000 2/15/26 350,000 1.6 Senior unsecured notes due 2026 4.750% 450,000 10/1/26 450,000 2.3 Senior unsecured notes due 2027 4.950% 400,000 2/15/27 400,000 2.6 Senior unsecured notes due 2027 (5) 5.500% 450,000 12/15/27 450,000 3.5 Senior unsecured notes due 2028 3.950% 400,000 1/15/28 400,000 3.6 Senior unsecured notes due 2029 (5) 8.375% 700,000 6/15/29 700,000 5.0 Senior unsecured notes due 2029 4.950% 425,000 10/1/29 425,000 5.3 Senior unsecured notes due 2030 4.375% 400,000 2/15/30 400,000 5.6 Senior unsecured notes due 2032 (5) 8.875% 500,000 6/15/32 500,000 8.0 Subtotal / weighted average 5.930% 4,075,000 4,075,000 4.3 Total / weighted average (6) 6.369% $ 5,682,590 $ 5,675,576 4.8 Debt Summary As of June 30, 2024 (dollars in thousands)

11RETURN TO TABLE OF CONTENTS $800,000 $850,000 $400,000 $1,125,000 $400,000 $500,000 $979 $1,958 $1,958 $1,958 $600,737 $1,000,000 Unsecured Fixed Rate Debt Secured Fixed Rate Debt Revolving Credit Facility 2024 2025 2026 2027 2028 2029 2030 2031 2032 $0 $250,000 $500,000 $750,000 $1,000,000 $1,250,000 Debt Maturity Schedule As of June 30, 2024 (1) (1) SVC's net lease mortgage notes are partially amortizing and require balloon payments at maturity. These notes are prepayable without penalty 24 months prior to the expected maturity date. (2) As of June 30, 2024, SVC had no amounts outstanding under its $650,000 revolving credit facility. (2) (dollars in thousands) 1093 Blowing Rock Road Boone, NC Secured vs. Unsecured Debt Secured 28.3% Unsecured 71.7%

12RETURN TO TABLE OF CONTENTS As of and For the Trailing Twelve Months Ended 6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023 Leverage Ratios: Net debt / total gross assets 55.1% 53.1% 51.8% 50.2% 50.2 % Net debt / gross book value of real estate assets and cash and cash equivalents 59.1% 56.3% 54.7% 53.1% 53.1 % Secured debt / total assets 22.4% 22.1% 21.7% 7.9% 8.1 % Variable rate debt / net debt — % — % — % — % — % Coverage Ratios: Rolling four-quarter Adjusted EBITDAre / rolling four-quarter interest expense 1.7x 1.8x 1.8x 1.9x 1.9x Net debt / rolling four-quarter Adjusted EBITDAre 9.4x 9.0x 8.8x 8.6x 8.6x As of and For the Trailing Twelve Months Ended 6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023 Senior Note Debt Covenants: Maintenance Covenant: Total unencumbered assets / unsecured debt - required minimum 150% 173.6% 177.5% 183.2% 163.2% 163.9 % Incurrence Covenants: Total debt / adjusted total assets - allowable maximum 60.0% 53.5% 52.9% 52.4% 53.2% 53.1 % Secured debt / adjusted total assets - allowable maximum 40.0% 15.1% 15.1% 15.0% 5.6% 5.6 % Consolidated income available for debt service / debt service - required minimum 1.50x 1.60x 1.78x 1.79x 2.02x 1.97x Total unencumbered assets in guarantor subsidiaries / senior guaranteed unsecured debt - required minimum 2.2x 4.10x 5.47x 5.65x 6.49x 5.81x Leverage Ratios, Coverage Ratios and Debt Covenants 950 State Road 206 West St. Augustine, FL

13RETURN TO TABLE OF CONTENTS For the Three Months Ended 6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023 Hotel capital improvements $ 20,999 $ 10,011 $ 28,196 $ 27,538 $ 12,581 Lease related costs 1,001 510 596 1,128 1,584 Recurring capital expenditures 22,000 10,521 28,792 28,666 14,165 Hotel renovations, redevelopment and other activities 44,475 58,330 77,234 36,318 28,593 Total capital improvements & FF&E Reserve fundings $ 66,475 $ 68,851 $ 106,026 $ 64,984 $ 42,758 (dollars in thousands) Capital Expenditures Summary Nautilus Sonesta Miami Beach Miami, FL

14RETURN TO TABLE OF CONTENTS ACQUISITIONS: Quarter Acquired Properties Property Type Brand Location Rooms or Suites / Square Footage Purchase Price (1) Average Sales Price per Room or Suite / Square Foot SVC has not acquired any properties since January 1, 2024. DISPOSITIONS: Quarter Disposed Properties Property Type Brand Location Rooms or Suites / Square Footage Sales Price (1) Average Sales Price per Room or Suite / Square Foot Q1 2024 1 Net Lease Vacant IL 4,100 $ 257 $ 63 1 Net Lease Vacant MI 1,110 100 90 1 Hotel Country Inn & Suites® by Radisson MN 84 3,315 39,464 1 Net Lease Vacant IL 29,639 2,575 87 Q3 2024 1 Hotel Sonesta Select® WI 148 3,500 23,649 1 Hotel Sonesta Hotels & Resorts® WI 198 7,300 36,869 1 Net Lease Vacant IA 2,910 100 34 1 Net Lease Vacant IL 3,979 1,300 327 1 Net Lease Vacant IA 2,499 400 160 9 430 / 44,237 $ 18,847 $32,826 / $107 Property Acquisitions and Dispositions Since January 1, 2024 (dollars in thousands, except per room or suite data) (1) Represents cash purchase or sale price, as applicable, and excludes closing related costs. Sonesta Denver Downtown Denver, CO

15RETURN TO TABLE OF CONTENTS Portfolio Information

16RETURN TO TABLE OF CONTENTS Portfolio Composition Net Lease Properties 44.2% Hotels 55.8% Number of Properties Hotel Properties 220 Number of hotel rooms 37,697 Net Lease Properties 749 Net lease square feet 13,384,219 Total Properties 969 Average hotel property size 171 rooms Average net lease property size 17,869 sq. ft. Investments Diversification Facts Hotels $ 6,402,211 Tenants/Operators 182 Net Lease Properties 5,061,467 Brands 148 Total Investments $ 11,463,678 Industries 22 States 46 Geographical Diversification CA 13% TX 8% FL 6% IL 6% GA 6% AZ 4% OH 4% LA 3% PA 3% MO 3% Other 44% (36 States, DC, PR, ON) Portfolio Summary As of June 30, 2024 (dollars in thousands) (1) Based on investment. (1) (1) Sonesta Redondo Beach & Marina Redondo Beach, CA

17RETURN TO TABLE OF CONTENTS Industry No. of Properties Rooms / Square Footage Investments Percent of Total Investment 1. Hotels 220 37,697 $ 6,402,211 55.8% 2. Travel Centers 178 5,099,794 3,311,787 29.0% 3. Restaurants - Quick Service 209 699,846 283,853 2.6% 4. Restaurants - Casual Dining 55 503,450 194,333 1.7% 5. Health and Fitness 13 873,258 186,365 1.6% 6. Movie Theaters 15 785,344 139,569 1.2% 7. Home Goods and Leisure 20 700,906 134,291 1.2% 8. Grocery Stores 19 1,020,819 129,152 1.1% 9. Automotive Equipment and Services 64 463,492 107,054 0.9% 10. Medical, Dental Office 70 372,171 104,042 0.9% 11. Automotive Dealers 8 177,433 62,656 0.5% 12. Entertainment 4 199,853 61,436 0.5% 13. General Merchandise Stores 4 381,193 55,457 0.5% 14. Educational Services 8 213,755 54,759 0.5% 15. Building Materials 29 465,283 33,883 0.3% 16. Car Washes 6 50,831 30,798 0.3% 17. Miscellaneous Manufacturing 5 538,932 24,156 0.2% 18. Sporting Goods 3 120,847 18,234 0.2% 19. Drug Stores and Pharmacies 6 58,048 17,111 0.1% 20. Legal Services 5 25,429 11,362 0.1% 21. Dollar Stores 3 27,593 2,971 —% 22. Other 5 139,423 27,245 0.2% 23. Vacant 20 466,519 70,953 0.6% Total 969 37,697 / 13,384,219 $ 11,463,678 100.0% Consolidated Portfolio Diversification by Industry As of June 30, 2024 (dollars in thousands) Royal Sonesta New Orleans New Orleans, LA

18RETURN TO TABLE OF CONTENTS Investments State Total Property Count Hotel Count Net Lease Count Total % of Total Hotel Hotel % of Total Net Lease Net Lease % of Total California 58 36 22 $ 1,438,815 12.6% $ 1,165,750 18.2% $ 273,065 5.4 % Texas 75 20 55 894,697 7.8% 382,617 6.0% 512,080 10.1 % Florida 58 12 46 714,931 6.2% 468,692 7.3% 246,239 4.9 % Illinois 64 10 54 708,598 6.2% 425,290 6.6% 283,308 5.6 % Georgia 89 16 73 682,178 6.0% 414,043 6.5% 268,135 5.3 % Arizona 39 14 25 484,473 4.2% 235,898 3.7% 248,575 4.9 % Ohio 44 5 39 455,848 4.0% 126,224 2.0% 329,624 6.5 % Louisiana 15 3 12 383,943 3.3% 252,238 3.9% 131,705 2.6 % Pennsylvania 33 5 28 339,848 3.0% 135,732 2.1% 204,116 4.0 % Missouri 29 4 25 285,481 2.5% 158,382 2.5% 127,099 2.5 % Top 10 504 125 379 6,388,812 55.8% 3,764,866 58.8% 2,623,946 51.8 % Other (1) 465 95 370 5,074,866 44.2% 2,637,345 41.2% 2,437,521 48.2 % Total 969 220 749 $ 11,463,678 100.0% $ 6,402,211 100.0% $ 5,061,467 100.0% (1) Consists of properties in 36 different states, the District of Columbia, Puerto Rico and Ontario, Canada with an average investment of $10,914 per property. Consolidated Portfolio by Geographic Diversification As of June 30, 2024 (dollars in thousands) Yorkville Royal Sonesta Toronto, ON

19RETURN TO TABLE OF CONTENTS Brand Service Level Chain Scale Number of Hotels Percent of Total Number of Hotels Number of Rooms or Suites Percent of Total Number of Rooms or Suites Investment Percent of Total Hotel Investment Investment Per Room or Suite Royal Sonesta Hotels® Full Service Upper Upscale 17 7.7% 5,663 15.0% $ 1,906,187 29.8% $ 336,604 Sonesta Hotels & Resorts® Full Service Upscale 23 10.5% 7,403 19.7% 1,388,281 21.7% 187,530 Sonesta ES Suites® Extended Stay Upper Midscale 60 27.2% 7,643 20.4% 1,154,266 18.0% 151,023 Sonesta Select® Select Service Upscale 44 20.0% 6,427 17.0% 697,360 10.9% 108,505 Sonesta Simply Suites® Extended Stay Midscale 51 23.2% 6,464 17.1% 596,515 9.3% 92,283 Hyatt Place® Select Service Upscale 17 7.7% 2,107 5.6% 317,713 5.0% 150,789 Radisson® Hotels & Resorts Full Service Upscale 5 2.3% 1,149 3.0% 171,344 2.7% 149,124 Crowne Plaza® Full Service Upscale 1 0.5% 495 1.3% 124,276 1.9% 251,063 Country Inn & Suites® by Radisson Full Service Upper Midscale 2 0.9% 346 0.9% 46,269 0.7% 133,725 Total / Average Hotels 220 100.0% 37,697 100.0% $ 6,402,211 100.0% $ 169,833 Hotel Portfolio by Brand As of June 30, 2024 (dollars in thousands, except per room or suite data)

20RETURN TO TABLE OF CONTENTS Occupancy ADR RevPAR Three Months Ended June 30, Three Months Ended June 30, Three Months Ended June 30, Brand Service Level No. of Hotels No. of Rooms or Suites 2024 2023 Change 2024 2023 Change 2024 2023 Change Sonesta Hotels & Resorts® Full Service 22 7,153 64.1% 68.3% (4.2) pts $ 158.19 $ 156.21 1.3% $ 101.45 $ 106.65 (4.9) % Royal Sonesta Hotels® Full Service 17 5,663 67.5% 63.5% 4.0 pts 239.45 246.41 (2.8) % 161.70 156.58 3.3 % Radisson® Hotels & Resorts Full Service 5 1,149 71.3% 64.5% 6.8 pts 146.39 145.76 0.4% 104.33 94.05 10.9 % Crowne Plaza® Full Service 1 495 69.4% 69.3% 0.1 pts 144.36 140.51 2.7% 100.25 97.44 2.9 % Country Inn & Suites® by Radisson Full Service 2 346 74.6% 74.8% (0.2) pts 152.57 145.49 4.9% 113.89 108.82 4.7 % Full Service Total / Average 47 14,806 66.4% 66.3% 0.1 pts 188.17 187.96 0.1% 124.96 124.70 0.2 % Sonesta Select® Select Service 44 6,427 60.8% 58.2% 2.6 pts 116.90 118.30 (1.2) % 71.09 68.81 3.3 % Hyatt Place® Select Service 17 2,107 70.9% 74.2% (3.3) pts 124.16 126.38 (1.8) % 88.00 93.81 (6.2) % Select Service Total / Average 61 8,534 63.3% 62.1% 1.2 pts 118.91 120.68 (1.5) % 75.27 74.98 0.4 % Sonesta ES Suites® Extended Stay 60 7,643 72.6% 71.5% 1.1 pts 125.90 131.59 (4.3) % 91.37 94.05 (2.8) % Sonesta Simply Suites® Extended Stay 50 6,366 74.1% 73.8% 0.3 pts 90.93 90.55 0.4% 67.34 66.79 0.8 % Extended Stay Total / Average 110 14,009 73.2% 72.5% 0.7 pts 109.83 112.75 (2.6) % 80.45 81.75 (1.6) % Comparable Hotels Total / Average 218 37,349 68.3% 67.7% 0.6 pts $ 141.96 $ 143.52 (1.1) % $ 96.91 $ 97.14 (0.2) % Hotel Operating Statistics by Service Level - Comparable Hotels All operating data presented are based upon the operating results provided by SVC's managers for the indicated periods. SVC has not independently verified its managers' operating data.

21RETURN TO TABLE OF CONTENTS Occupancy ADR RevPAR Six Months Ended June 30, Six Months Ended June 30, Six Months Ended June 30, Brand Service Level No. of Hotels No. of Rooms or Suites 2024 2023 Change 2024 2023 Change 2024 2023 Change Sonesta Hotels & Resorts® Full Service 22 7,153 59.3% 62.6% (3.3) pts $ 155.66 $ 154.48 0.8% $ 92.31 $ 96.74 (4.6) % Royal Sonesta Hotels® Full Service 17 5,663 59.1% 55.5% 3.6 pts 238.28 243.26 (2.0) % 140.90 134.89 4.5 % Radisson® Hotels & Resorts Full Service 5 1,149 65.9% 64.8% 1.1 pts 148.54 149.79 (0.8) % 97.87 97.03 0.9 % Crowne Plaza® Full Service 1 495 67.0% 63.9% 3.1 pts 146.59 140.18 4.6% 98.21 89.61 9.6 % Country Inn & Suites® by Radisson Full Service 2 346 67.5% 66.9% 0.6 pts 144.66 138.38 4.5% 97.59 92.59 5.4 % Full Service Total / Average 47 14,806 60.2% 60.2% — pts 185.46 184.77 0.4% 111.64 111.17 0.4 % Sonesta Select® Select Service 44 6,427 55.2% 54.7% 0.5 pts 115.85 118.57 (2.3) % 63.90 64.82 (1.4) % Hyatt Place® Select Service 17 2,107 59.2% 69.1% (9.9) pts 122.44 125.49 (2.4) % 72.46 86.72 (16.4) % Select Service Total / Average 61 8,534 56.2% 58.2% (2.0) pts 117.57 120.60 (2.5) % 66.02 70.23 (6.0) % Sonesta ES Suites® Extended Stay 60 7,643 68.4% 67.5% 0.9 pts 124.60 129.96 (4.1) % 85.26 87.73 (2.8) % Sonesta Simply Suites® Extended Stay 50 6,366 67.7% 69.1% (1.4) pts 89.65 90.69 (1.1) % 60.68 62.66 (3.2) % Extended Stay Total / Average 110 14,009 68.1% 68.2% (0.1) pts 108.81 112.01 (2.9) % 74.09 76.42 (3.0) % Comparable Hotels Total / Average 218 37,349 62.2% 62.7% (0.5) pts $ 140.00 $ 141.38 (1.0) % $ 87.13 $ 88.71 (1.8) % Hotel Operating Statistics by Service Level - Comparable Hotels All operating data presented are based upon the operating results provided by SVC's managers for the indicated periods. SVC has not independently verified its managers' operating data.

22RETURN TO TABLE OF CONTENTS Occupancy ADR RevPAR Three Months Ended June 30, Three Months Ended June 30, Three Months Ended June 30, Brand Service Level No. of Hotels No. of Rooms or Suites 2024 2023 Change 2024 2023 Change 2024 2023 Change Sonesta Hotels & Resorts® Full Service 23 7,403 64.5% 68.1% (3.6) pts $ 163.08 $ 160.61 1.5% $ 105.13 $ 109.32 (3.8) % Royal Sonesta Hotels® Full Service 17 5,663 67.5% 63.5% 4.0 pts 239.45 246.41 (2.8) % 161.70 156.58 3.3 % Radisson® Hotels & Resorts Full Service 5 1,149 71.3% 64.5% 6.8 pts 146.39 145.76 0.4% 104.33 94.05 10.9 % Crowne Plaza® Full Service 1 495 69.4% 69.3% 0.1 pts 144.36 140.51 2.7% 100.25 97.44 2.9 % Country Inn & Suites® by Radisson Full Service 2 346 74.6% 74.8% (0.2) pts 152.57 145.49 4.9% 113.89 108.82 4.7 % Full Service Total / Average 48 15,056 66.5% 66.3% 0.2 pts 189.94 189.66 0.1% 126.38 125.69 0.5 % Sonesta Select® Select Service 44 6,427 60.8% 58.2% 2.6 pts 116.90 118.30 (1.2) % 71.09 68.81 3.3 % Hyatt Place® Select Service 17 2,107 70.9% 74.2% (3.3) pts 124.16 126.38 (1.8) % 88.00 93.81 (6.2) % Select Service Total / Average 61 8,534 63.3% 62.1% 1.2 pts 118.91 120.68 (1.5) % 75.27 74.98 0.4 % Sonesta ES Suites® Extended Stay 60 7,643 72.6% 71.5% 1.1 pts 125.90 131.59 (4.3) % 91.37 94.05 (2.8) % Sonesta Simply Suites® Extended Stay 51 6,464 73.3% 73.0% 0.3 pts 90.93 90.55 0.4% 66.69 66.13 0.8 % Extended Stay Total / Average 111 14,107 72.9% 72.2% 0.7 pts 109.83 112.75 (2.6) % 80.10 81.39 (1.6) % All Hotels Total / Average 220 37,697 68.2% 67.5% 0.7 pts $ 142.99 $ 144.46 (1.0) % $ 97.50 $ 97.56 (0.1) % Hotel Operating Statistics by Service Level - All Hotels(1) All operating data presented are based upon the operating results provided by SVC's managers for the indicated periods. SVC has not independently verified its managers' operating data. (1) Includes results of all hotels owned as of June 30, 2024. Excludes the results of hotels sold during the periods presented and includes data for one hotel for periods prior to when SVC acquired it.

23RETURN TO TABLE OF CONTENTS Occupancy ADR RevPAR Six Months Ended June 30, Six Months Ended June 30, Six Months Ended June 30, Brand Service Level No. of Hotels No. of Rooms or Suites 2024 2023 Change 2024 2023 Change 2024 2023 Change Sonesta Hotels & Resorts® Full Service 23 7,403 59.9% 62.7% (2.8) pts $ 163.21 $ 161.73 0.9% $ 97.79 $ 101.36 (3.5) % Royal Sonesta Hotels® Full Service 17 5,663 59.1% 55.5% 3.6 pts 238.28 243.26 (2.0) % 140.90 134.89 4.5 % Radisson® Hotels & Resorts Full Service 5 1,149 65.9% 64.8% 1.1 pts 148.54 149.79 (0.8) % 97.87 97.03 0.9 % Crowne Plaza® Full Service 1 495 67.0% 63.9% 3.1 pts 146.59 140.18 4.6% 98.21 89.61 9.6 % Country Inn & Suites® by Radisson Full Service 2 346 67.5% 66.9% 0.6 pts 144.66 138.38 4.5% 97.59 92.59 5.4 % Full Service Total / Average 48 15,056 60.5% 60.2% 0.3 pts 188.50 187.90 0.3% 114.01 113.17 0.7 % Sonesta Select® Select Service 44 6,427 55.2% 54.7% 0.5 pts 115.85 118.57 (2.3) % 63.90 64.82 (1.4) % Hyatt Place® Select Service 17 2,107 59.2% 69.1% (9.9) pts 122.44 125.49 (2.4) % 72.46 86.72 (16.4) % Select Service Total / Average 61 8,534 56.2% 58.2% (2.0) pts 117.57 120.60 (2.5) % 66.02 70.23 (6.0) % Sonesta ES Suites® Extended Stay 60 7,643 68.4% 67.5% 0.9 pts 124.60 129.96 (4.1) % 85.26 87.73 (2.8) % Sonesta Simply Suites® Extended Stay 51 6,464 67.0% 68.4% (1.4) pts 89.65 90.69 (1.1) % 60.10 62.05 (3.1) % Extended Stay Total / Average 111 14,107 67.8% 67.9% (0.1) pts 108.81 112.01 (2.9) % 73.77 76.08 (3.0) % All Hotels Total / Average 220 37,697 62.2% 62.6% (0.4) pts $ 141.56 $ 142.87 (0.9) % $ 88.10 $ 89.51 (1.6) % Hotel Operating Statistics by Service Level - All Hotels(1) All operating data presented are based upon the operating results provided by SVC's managers for the indicated periods. SVC has not independently verified its managers' operating data. (1) Includes results of all hotels owned as of June 30, 2024. Excludes the results of hotels sold during the periods presented and includes data for one hotel for periods prior to when SVC acquired it.

24RETURN TO TABLE OF CONTENTS Brand No. of Properties Square Feet Investment Percent of Total Investment Annualized Minimum Rent Percent of Total Annualized Minimum Rent Rent Coverage 1. TravelCenters of America Inc. 131 3,683,923 $ 2,254,950 44.6% $ 176,793 46.5% 1.59x (1) 2. Petro Stopping Centers 44 1,367,802 1,015,156 20.1% 82,287 21.6% 1.59x (1) 3. The Great Escape 14 542,666 98,242 1.9% 7,711 2.0% 6.20x 4. Life Time Fitness 3 420,335 92,617 1.8% 5,770 1.5% 2.80x 5. Buehler's Fresh Foods 5 502,727 76,469 1.5% 5,657 1.5% 2.88x 6. Heartland Dental 59 234,274 61,120 1.2% 4,769 1.3% 4.56x 7. Norms 10 63,490 53,673 1.1% 3,759 1.0% 3.68x 8. Express Oil Change 23 83,825 49,724 1.0% 3,717 1.0% 4.32x 9. AMC Theatres 5 251,166 57,247 1.1% 3,547 0.9% 2.18x 10. Pizza Hut 40 167,366 45,285 0.9% 3,444 0.9% 2.44x 11. Flying J Travel Plaza 3 48,069 41,681 0.8% 3,279 0.9% 4.94x 12. America's Auto Auction 6 72,338 38,314 0.8% 3,216 0.8% 7.56x 13. Fleet Farm 1 218,248 37,802 0.7% 2,782 0.7% 2.45x 14. Crème de la Crème 4 81,929 29,131 0.6% 2,429 0.6% 1.00x 15. Big Al's 2 111,912 35,214 0.7% 2,336 0.6% 1.36x 16. Mister Car Wash 5 41,456 28,658 0.6% 2,258 0.6% 2.87x 17. Martin's 16 81,909 31,223 0.6% 2,252 0.6% 1.71x 18. B&B Theatres 4 261,300 37,619 0.7% 2,234 0.6% 1.59x 19. Popeye's 20 45,708 28,434 0.6% 2,047 0.5% 4.75x 20. Burger King 19 90,970 31,427 0.6% 1,983 0.5% 3.07x 21. Regal Cinemas 5 223,846 34,953 0.7% 1,958 0.5% 2.34x 22. Courthouse Athletic Club 4 193,659 39,688 0.8% 1,906 0.5% 1.20x 23. Arby's 19 57,868 29,234 0.6% 1,800 0.5% 3.64x 24. Hardee's 15 49,958 24,919 0.5% 1,724 0.5% 2.03x 25. Church's Chicken 32 43,399 26,326 0.5% 1,712 0.4% 3.52x 26. Other (2) 260 4,444,076 762,361 15.0% 49,087 13.0% 3.87x Total 749 13,384,219 $ 5,061,467 100.0% $ 380,457 100.0% 2.25x (1) Rent coverage information provided by tenant is for all 175 sites on a consolidated basis and is as of June 30, 2024. (2) Consists of 114 distinct brands with an average investment of $2,932 per property and an average annual minimum rent of $189 per property. Net Lease Portfolio by Brand As of June 30, 2024 (dollars in thousands) 7514 E. Parkway Drive Lone Tree, CO

25RETURN TO TABLE OF CONTENTS Industry No. of Properties Square Feet Investment Percent of Total Investment Annualized Minimum Rent Percent of Total Annualized Minimum Rent Rent Coverage 1. Travel Centers 178 5,099,794 $ 3,311,787 65.4% $ 262,359 69.0% 1.63x (1) 2. Restaurants - Quick Service 209 699,846 283,853 5.5% 19,486 5.1% 3.26x 3. Restaurants - Casual Dining 55 503,450 194,333 3.8% 11,652 3.1% 2.88x 4. Health and Fitness 13 873,258 186,365 3.7% 11,184 2.9% 2.18x 5. Home Goods and Leisure 20 700,906 134,291 2.7% 10,626 2.8% 5.14x 6. Grocery Stores 19 1,020,819 129,152 2.6% 9,235 2.4% 3.55x 7. Medical, Dental Office 70 372,171 104,042 2.1% 8,449 2.2% 3.42x 8. Movie Theaters 15 785,344 139,569 2.8% 8,399 2.2% 2.24x 9. Automotive Equipment and Services 64 463,492 107,054 2.1% 7,755 2.0% 4.11x 10. Automotive Dealers 8 177,433 62,656 1.2% 4,973 1.3% 6.26x 11. Educational Services 8 213,755 54,759 1.1% 4,365 1.1% 1.55x 12. Entertainment 4 199,853 61,436 1.2% 4,347 1.1% 2.89x 13. General Merchandise Stores 4 381,193 55,457 1.1% 3,928 1.0% 3.22x 14. Building Materials 29 465,283 33,883 0.7% 2,857 0.8% 6.95x 15. Car Washes 6 50,831 30,798 0.6% 2,411 0.6% 2.87x 16. Miscellaneous Manufacturing 5 538,932 24,156 0.5% 1,713 0.5% 13.05x 17. Drug Stores and Pharmacies 6 58,048 17,111 0.3% 1,122 0.3% 1.16x 18. Sporting Goods 3 120,847 18,234 0.4% 1,099 0.3% 5.23x 19. Legal Services 5 25,429 11,362 0.2% 1,075 0.3% 6.47x 20. Dollar Stores 3 27,593 2,971 0.1% 190 0.1% 1.99x 21. Other (2) 5 139,423 27,245 0.5% 3,232 0.9% 3.84x 22. Vacant 20 466,519 70,953 1.4% — —% —x Total 749 13,384,219 $ 5,061,467 100.0% $ 380,457 100.0% 2.25x (1) Rent coverage for TA is as of June 30, 2024. (2) Consists of miscellaneous businesses with an average investment of $5,449 per property. Net Lease Portfolio by Industry As of June 30, 2024 (dollars in thousands) 44905 Mound Rd Sterling Heights, MI

26RETURN TO TABLE OF CONTENTS Tenant Brand Affiliation No. of Properties Square Feet Investment Percent of Total Investment Annualized Minimum Rent Percent of Total Annualized Minimum Rent Weighted Average Lease Term Rent Coverage 1. TravelCenters of America Inc.(1) TravelCenters of America / Petro Stopping Centers 175 5,051,725 $ 3,270,106 64.7% $ 259,080 68.1% 8.9 1.59x 2. Universal Pool Co., Inc. The Great Escape 14 542,666 98,242 1.9% 7,711 2.0% 3.2 6.20x 3. Healthy Way of Life II, LLC Life Time Fitness 3 420,335 92,617 1.8% 5,770 1.5% 11.0 2.80x 4. Styx Acquisition, LLC Buehler's Fresh Foods 5 502,727 76,469 1.5% 5,657 1.5% 11.3 2.88x 5. Professional Resource Development, Inc. Heartland Dental 59 234,274 61,120 1.2% 4,769 1.3% 1.8 4.56x 6. Norms Restaurants, LLC Norms 10 63,490 53,673 1.1% 3,759 1.0% 21.0 3.68x 7. Express Oil Change, L.L.C. Express Oil Change 23 83,825 49,724 1.0% 3,717 1.0% 10.8 4.32x 8. American Multi-Cinema, Inc. AMC Theatres 5 251,166 57,247 1.1% 3,547 0.9% 3.4 2.18x 9. Pilot Travel Centers LLC Flying J Travel Plaza 3 48,069 41,681 0.8% 3,279 0.9% 4.5 4.94x 10. Automotive Remarketing Group, Inc. America's Auto Auction 6 72,338 38,314 0.8% 3,216 0.8% 10.8 7.56x Subtotal, Top 10 303 7,270,615 3,839,193 75.9% 300,505 79.0% 8.8 1.97x 11. Other (2) Various 446 6,113,604 1,222,274 24.1% 79,952 21.0% 7.1 3.29x Total 749 13,384,219 $ 5,061,467 100.0% $ 380,457 100.0% 8.4 2.25x (1) TA is SVC's largest tenant. As of June 30, 2024, SVC leased 175 travel centers (131 under the TravelCenters of America brand and 44 under the Petro Stopping Centers brand) to a subsidiary of TA under five master leases that expire in 2033. TA has five renewal options for 10 years each for all of the travel centers under each lease. BP Corporation North America Inc. guarantees payment under each of the five master leases. The aggregate guaranty as of June 30, 2024 was $3,037,475. Annualized minimum rent excludes the impact of rents prepaid by TA. Rent coverage was 1.54x, 1.58x, 1.69x, 1.76x and 1.42x for the TA leases no. 1, no. 2, no. 3, no. 4 and no. 5, respectively. Rent coverage is as of June 30, 2024. (2) Consists of 168 tenants with an average investment of $2,741 per property and an average annual minimum rent of $179 per property. Net Lease Portfolio by Tenant (Top 10) As of June 30, 2024 (dollars in thousands)

27RETURN TO TABLE OF CONTENTS Year (1) Number of Properties Square Feet Annualized Minimum Rent Expiring Percent of Total Annualized Minimum Rent Expiring Cumulative Percent of Total Annualized Minimum Rent Expiring 2024 27 368,559 $ 4,449 1.2% 1.2% 2025 25 491,212 8,505 2.2% 3.4% 2026 103 1,020,706 11,262 3.0% 6.4% 2027 37 942,288 12,562 3.3% 9.7% 2028 26 675,312 11,027 2.9% 12.6% 2029 61 400,274 8,133 2.1% 14.7% 2030 34 160,464 4,905 1.3% 16.0% 2031 27 390,854 5,015 1.3% 17.3% 2032 35 145,509 2,872 0.8% 18.1% 2033 212 5,342,487 264,979 69.5% 87.6% 2034 19 314,725 5,534 1.5% 89.1% 2035 44 1,152,479 19,084 5.0% 94.1% 2036 15 304,540 5,555 1.5% 95.6% 2037 8 303,702 2,886 0.8% 96.4% 2038 7 66,700 1,263 0.3% 96.7% 2039 9 138,043 3,276 0.9% 97.6% 2040 19 117,879 2,486 0.7% 98.3% 2041 6 216,040 2,233 0.6% 98.9% 2042 — — — —% 98.9% 2043 1 57,543 155 —% 98.9% 2044 3 126,116 353 0.1% 99.0% 2045 11 154,966 3,923 1.0% 100.0% Total 729 12,890,398 $ 380,457 100.0% Weighted Average Lease Term 7.9 years 8.4 years (1) The year of lease expiration is pursuant to contract terms. Net Lease Portfolio - Expiration Schedule As of June 30, 2024 (dollars in thousands) 2421 Randall Road Algonquin, IL

28RETURN TO TABLE OF CONTENTS As of and For the Three Months Ended 6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023 Properties (end of period) 749 749 752 761 763 Vacant properties beginning of period 20 22 32 30 27 Vacant property sales / leased (1) (3) (12) (2) (2) Lease terminations 1 1 2 4 5 Vacant properties end of the period 20 20 22 32 30 Percentage of properties leased 97.3% 97.3% 97.1% 95.8% 96.1 % Net Lease Portfolio - Occupancy Summary As of June 30, 2024 38101 Chester Road Avon, OH

29RETURN TO TABLE OF CONTENTS Appendix

30RETURN TO TABLE OF CONTENTS Company Profile and Research Coverage The Company: SVC is a REIT that owns hotels and service-focused retail net lease properties throughout the United States and in Puerto Rico and Canada. SVC is included in 155 market indices and comprises more than 1% of the following indices as of June 30, 2024: Global High Dividend REITs and Infrastructure Price Return Index (GHDRIP), Bloomberg Reit Hotels Index (BBREHOTL), Invesco S&P SmallCap Financials ETF INAV Index (PSCFIV), Solactive Global SuperDividend v2 Index (SOLSDIV2), Solactive Global SuperDividend Index (SOLSDIV) and Hoya Capital High Dividend Yield Index (GTR) (RIET). Management: SVC is managed by The RMR Group (Nasdaq: RMR). RMR is an alternative asset management company that is focused on commercial real estate and related businesses. As of June 30, 2024, RMR had over $41 billion of real estate assets under management and the combined RMR managed companies had more than $5 billion of annual revenues, approximately 2,000 properties and over 20,000 employees. SVC believes that being managed by RMR is a competitive advantage for SVC because of RMR’s depth of management and experience in the real estate industry. SVC also believes RMR provides management services to it at costs that are lower than SVC would have to pay for similar quality services if SVC were self-managed. Equity Research Coverage B. Riley Securities, Inc. HSBC Bryan Maher Meredith Jensen (646) 885-5423 (212) 525-6858 bmaher@brileyfin.com meredith.jensen@us.hsbc.com Oppenheimer & Co. Inc. Wells Fargo Securities Tyler Batory Dori Kesten (212) 667-7230 (617) 603-4233 tyler.batory@opco.com dori.kesten@wellsfargo.com Rating Agencies Moody’s Investors Service S&P Global Misbah Seyal Alan Zigman (212) 553-9357 (416) 507-2556 misbah.seyal@moodys.com alan.zigman@spglobal.com SVC is followed by the analysts and its publicly held debt is rated by the rating agencies listed on this page. Please note that any opinions, estimates or forecasts regarding SVC's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of SVC or its management. SVC does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

31RETURN TO TABLE OF CONTENTS Board of Trustees Laurie B. Burns Robert E. Cramer Donna D. Fraiche Independent Trustee Independent Trustee Lead Independent Trustee John L. Harrington William A. Lamkin John G. Murray Independent Trustee Independent Trustee Managing Trustee Rajan C. Penkar Adam D. Portnoy Independent Trustee Chair of the Board & Managing Trustee Executive Officers Todd W. Hargreaves Brian E. Donley President and Chief Investment Officer Chief Financial Officer and Treasurer Jesse W. Abair Vice President Governance Information Sonesta ES Suites San Diego San Diego, CA

32RETURN TO TABLE OF CONTENTS For the Three Months Ended For the Six Months Ended 6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023 6/30/2024 6/30/2023 Net (loss) income $ (73,850) $ (78,383) $ (43,323) $ (4,128) $ (11,278) $ (152,233) $ 14,672 Add (Less): Depreciation and amortization 95,674 93,107 94,952 94,498 94,571 188,781 194,610 Loss on asset impairment, net (5) 34,887 2,451 27 512 9,005 37,338 9,005 Loss (gain) on sale of real estate, net (6) 32 2,963 (1,280) (123) 62 2,995 (41,836) Loss (gain) on equity securities, net — — — — 593 — (48,837) Adjustments to reflect SVC's share of FFO attributable to an investee 1,021 966 940 972 798 1,987 2,031 FFO 57,764 21,104 51,316 91,731 93,751 78,868 129,645 Add (Less): Loss on early extinguishment of debt, net (7) 16,048 — 1,242 — 238 16,048 282 Adjustments to reflect SVC's share of Normalized FFO attributable to an investee (2) 2 1,034 263 207 — 528 Transaction related costs (4) — — (3,556) 115 931 — 1,818 Normalized FFO 73,810 21,106 50,036 92,109 95,127 94,916 132,273 Add (Less): Non-cash revenues (12,713) (13,074) (13,445) (14,413) (7,590) (25,787) (6,988) Non-cash interest expense 7,466 7,226 7,066 6,608 6,804 14,692 12,036 Non-cash expenses (120) (1,086) (1,030) (573) (45) (1,206) (1,048) SVC’s share of Normalized FFO attributable to an investee 1,697 4,370 568 (3,099) (1,522) 6,067 1,145 Principal amortization (490) (489) (489) (489) (489) (979) (653) Recurring capital expenditures (22,000) (10,521) (28,792) (28,666) (14,165) (32,521) (22,491) CAD $ 47,650 $ 7,532 $ 13,914 $ 51,477 $ 78,120 $ 55,182 $ 114,274 Weighted average common shares outstanding (basic and diluted) 165,198 165,158 165,154 165,027 164,902 165,178 164,884 Basic and diluted per common share amounts: Net (loss) income $ (0.45) $ (0.48) $ (0.26) $ (0.03) $ (0.07) $ (0.92) $ 0.09 FFO $ 0.35 $ 0.13 $ 0.31 $ 0.56 $ 0.57 $ 0.48 $ 0.79 Normalized FFO $ 0.45 $ 0.13 $ 0.30 $ 0.56 $ 0.58 $ 0.57 $ 0.80 CAD $ 0.29 $ 0.05 $ 0.08 $ 0.31 $ 0.47 $ 0.33 $ 0.69 Calculation of FFO, Normalized FFO and CAD (amounts in thousands, except per share data) See accompanying notes on page 36.

33RETURN TO TABLE OF CONTENTS For the Three Months Ended For the Six Months Ended 6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023 6/30/2024 6/30/2023 Net (loss) income $ (73,850) $ (78,383) $ (43,323) $ (4,128) $ (11,278) $ (152,233) $ 14,672 Add (Less): Interest expense 93,850 91,414 89,979 82,280 82,503 185,264 164,083 Income tax expense (benefit) 524 1,007 (723) (2,242) 5,247 1,531 1,467 Depreciation and amortization 95,674 93,107 94,952 94,498 94,571 188,781 194,610 EBITDA 116,198 107,145 140,885 170,408 171,043 223,343 374,832 Add (Less): Loss on asset impairment, net (5) 34,887 2,451 27 512 9,005 37,338 9,005 Loss (gain) on sale of real estate, net (6) 32 2,963 (1,280) (123) 62 2,995 (41,836) Adjustments to reflect SVC's share of EBITDAre attributable to an investee 2,964 2,556 2,315 2,707 2,275 5,520 4,889 EBITDAre 154,081 115,115 141,947 173,504 182,385 269,196 346,890 Add (Less): Loss (gain) on equity securities, net — — — — 593 — (48,837) Loss on early extinguishment of debt, net (7) 16,048 — 1,242 — 238 16,048 282 Adjustments to reflect SVC's share of Adjusted EBITDAre attributable to an investee (2) 2 1,034 263 207 — 528 Transaction related costs (4) — — (3,556) 115 931 — 1,818 General and administrative expense paid in common shares 1,397 431 487 1,446 970 1,828 1,484 Adjusted EBITDAre $ 171,524 $ 115,548 $ 141,154 $ 175,328 $ 185,324 $ 287,072 $ 302,165 Calculation of EBITDA, EBITDAre and Adjusted EBITDAre (dollars in thousands) See accompanying notes on page 36.

34RETURN TO TABLE OF CONTENTS (dollars in thousands) For the Three Months Ended For the Six Months Ended 6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023 6/30/2024 6/30/2023 Number of hotels 218 218 218 218 218 218 218 Room revenues $ 329,331 $ 262,854 $ 269,113 $ 324,338 $ 328,006 $ 592,185 $ 595,751 Food and beverage revenues 53,542 44,536 48,284 43,333 52,567 98,078 94,476 Other revenues 22,325 18,683 18,945 22,838 21,823 41,008 38,859 Hotel operating revenues - comparable hotels 405,198 326,073 336,342 390,509 402,396 731,271 729,086 Rooms expenses 100,588 88,930 90,787 103,135 100,312 189,518 188,494 Food and beverage expenses 40,641 37,083 37,788 35,953 38,964 77,724 73,300 Other direct and indirect expenses 134,379 127,047 121,842 131,999 127,108 261,426 251,539 Management fees 15,424 12,483 12,809 15,051 15,342 27,907 27,979 Real estate taxes, insurance and other 31,100 33,338 29,713 25,912 25,311 64,438 55,422 FF&E Reserves 1,724 1,082 981 1,689 1,710 2,806 3,249 Hotel operating expenses - comparable hotels 323,856 299,963 293,920 313,739 308,747 623,819 599,983 Hotel EBITDA $ 81,342 $ 26,110 $ 42,422 $ 76,770 $ 93,649 $ 107,452 $ 129,103 Hotel EBITDA Margin 20.1% 8.0% 12.6% 19.7% 23.3% 14.7% 17.7 % Hotel operating revenues (GAAP) (1) $ 412,486 $ 336,236 $ 343,385 $ 395,526 $ 404,327 $ 748,722 $ 739,123 Add (Less): Hotel operating revenues from non-comparable hotels (7,288) (10,163) (7,043) (5,017) (1,931) (17,451) (10,037) Hotel operating revenues - comparable hotels $ 405,198 $ 326,073 $ 336,342 $ 390,509 $ 402,396 $ 731,271 $ 729,086 Hotel operating expenses (GAAP) (1) $ 328,247 $ 305,086 $ 297,488 $ 317,752 $ 309,100 $ 633,333 $ 608,666 Add (Less): Hotel operating expenses from non-comparable hotels (6,214) (7,348) (5,820) (6,263) (2,409) (13,562) (13,234) Reduction for guaranty fundings and replenishments, net (3) (522) 522 650 (140) (195) — 140 Management and incentive management fees paid from cash flows in excess of minimum returns and rents — — — 80 (80) — (80) FF&E Reserves from managed hotel operations 1,724 1,082 981 1,689 1,710 2,806 3,249 Other (8) 621 621 621 621 621 1,242 1,242 Hotel operating expenses - comparable hotels $ 323,856 $ 299,963 $ 293,920 $ 313,739 $ 308,747 $ 623,819 $ 599,983 Calculation and Reconciliation of Hotel EBITDA - Comparable Hotels See accompanying notes on page 36.

35RETURN TO TABLE OF CONTENTS (dollars in thousands) For the Three Months Ended For the Six Months Ended 6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023 6/30/2024 6/30/2023 Number of hotels 220 220 221 221 221 220 221 Room revenues $ 334,118 $ 269,926 $ 273,869 $ 327,688 $ 329,484 $ 604,044 $ 604,751 Food and beverage revenues 55,136 46,563 49,878 44,279 52,837 101,699 95,082 Other revenues 23,232 19,747 19,638 23,559 22,006 42,979 39,290 Hotel operating revenues 412,486 336,236 343,385 395,526 404,327 748,722 739,123 Rooms expenses 102,068 90,806 92,477 104,550 100,935 192,874 192,235 Food and beverage expenses 41,945 38,513 39,095 36,997 39,282 80,458 74,032 Other direct and indirect expenses 134,889 127,578 121,289 132,254 126,360 262,467 254,562 Management fees 15,060 12,294 12,583 14,611 14,855 27,354 26,998 Real estate taxes, insurance and other 34,384 37,038 33,315 29,900 28,014 71,422 62,142 FF&E Reserves 1,723 1,092 992 1,719 1,737 2,815 3,729 Hotel operating expenses 330,069 307,321 299,751 320,031 311,183 637,390 613,698 Hotel EBITDA $ 82,417 $ 28,915 $ 43,634 $ 75,495 $ 93,144 $ 111,332 $ 125,425 Hotel EBITDA Margin 20.0% 8.6% 12.7% 19.1% 23.0% 14.9% 17.0 % Hotel operating expenses (GAAP) (1) $ 328,247 $ 305,086 $ 297,488 $ 317,752 $ 309,100 $ 633,333 $ 608,666 Add (Less): Reduction for guaranty fundings and replenishments, net (3) (522) 522 650 (140) (195) — 140 Management and incentive management fees paid from cash flows in excess of minimum returns and rents — — — 80 (80) — (80) FF&E Reserves from managed hotel operations 1,723 1,092 992 1,718 1,737 2,815 3,730 Other (8) 621 621 621 621 621 1,242 1,242 Hotel operating expenses $ 330,069 $ 307,321 $ 299,751 $ 320,031 $ 311,183 $ 637,390 $ 613,698 Calculation and Reconciliation of Hotel EBITDA - All Hotels* See accompanying notes on page 36. * Results of all hotels as owned during the periods presented, including the results of hotels sold by SVC for the periods owned by SVC.

36RETURN TO TABLE OF CONTENTS Notes to Condensed Consolidated Statements of Income (Loss) and Calculations of FFO, Normalized FFO, CAD, EBITDA, EBITDAre, Adjusted EBITDAre and Hotel EBITDA (dollars in thousands) (1) As of June 30, 2024, SVC owned 220 hotels. SVC's condensed consolidated statements of income (loss) include hotel operating revenues and expenses of its managed hotels. (2) SVC increased rental income by $4,778 and $2,767 for the three months ended June 30, 2024 and 2023, respectively, and increased rental income by $10,546 and $319 for the six months ended June 30, 2024 and 2023, respectively, to record scheduled rent changes under certain of its leases on a straight line basis. (3) When managers of SVC's hotels are required to fund the shortfalls of owner's priority return under the terms of the management agreements or their guarantees, SVC reflects such fundings in its condensed consolidated statements of income (loss) as a reduction of hotel operating expenses. When these shortfalls are replenished by cash flows from the applicable hotel operations in excess of the owner's priority return due, SVC reflects such replenishment in its condensed consolidated statements of income (loss) as an increase to hotel operating expenses. The net increase to hotel operating expenses was $522 and $195 for the three months ended June 30, 2024 and 2023, respectively, and the net decrease was $140 for the six months ended June 30, 2023. No adjustment was required for the six months ended June 30, 2024. (4) Transaction related costs for the three and six months ended June 30, 2023 of $931 and $1,818, respectively, primarily consisted of hotel rebranding activity and the demolition of certain vacant properties. (5) SVC recorded a net loss on asset impairment for the three and six months ended June 30, 2024 of $34,887 and $37,338, respectively, to reduce the carrying value of eight hotels and two net lease properties in the three month period, and eight hotels and six net lease properties in the six month period, to their estimated fair value less costs to sell. SVC recorded a loss on asset impairment for both the three and six months ended June 30, 2023 of $9,005 to reduce the carrying value of 16 net lease properties to their estimated fair value less costs to sell. (6) SVC recorded a net loss on sale of real estate during the six months ended June 30, 2024 of $2,995 in connection with the sales of one hotel and three net lease properties. SVC recorded a net loss on sale of real estate during the six months ended June 30, 2023 of $41,836 in connection with the sales of 18 hotels and two net lease properties. (7) SVC recorded a net loss on early extinguishment of debt during the three and six months ended June 30, 2024 of $16,048 in connection with a make-whole premium and the write off of unamortized deferred financing costs and discounts relating to the redemption of its $800,000 senior unsecured notes due 2025 and the purchase and satisfaction and discharge pursuant to a cash tender offer of its $350,000 senior unsecured notes due 2025. SVC recorded a loss on early extinguishment of debt during the three and six months ended June 30, 2023 of $238 and $282, respectively, in connection with the write off of unamortized deferred financing costs and unamortized discounts relating to the amendment of its revolving credit facility and the repayment of certain unsecured senior notes. (8) SVC is amortizing a liability it recorded for the fair value of its initial investment in Sonesta as a reduction to hotel operating expenses in the condensed consolidated statements of income (loss). SVC reduced hotel operating expenses by $621 for each of the three months ended June 30, 2024 and 2023, related to this liability, and $1,242 for each of the six months ended June 30, 2024 and 2023, related to this liability.

37RETURN TO TABLE OF CONTENTS Non-GAAP Financial Measures SVC presents certain “non-GAAP financial measures” within the meaning of the applicable Securities and Exchange Commission, or SEC, rules, including FFO, Normalized FFO, CAD, EBITDA, Hotel EBITDA, EBITDAre and Adjusted EBITDAre. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) as indicators of SVC's operating performance or as measures of its liquidity. These measures should be considered in conjunction with net income (loss) as presented in SVC's condensed consolidated statements of income (loss). SVC considers these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss). SVC believes these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of its operating performance between periods and with other REITs and, in the case of Hotel EBITDA, reflecting only those income and expense items that are generated and incurred at the hotel level may help both investors and management to understand the operations of its hotels. FFO and Normalized FFO: SVC calculates funds from operations, or FFO, and normalized funds from operations, or Normalized FFO, as shown on page 32. FFO is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is net income (loss), calculated in accordance with GAAP, excluding any gain or loss on sale of real estate and loss on impairment of real estate assets, if any, plus real estate depreciation and amortization, less any gains and losses on equity securities, as well as adjustments to reflect SVC's share of FFO attributable to an investee and certain other adjustments currently not applicable to SVC. In calculating Normalized FFO, SVC adjusts for the items shown on page 32. FFO and Normalized FFO are among the factors considered by SVC's Board of Trustees when determining the amount of distributions to SVC's shareholders. Other factors include, but are not limited to, requirements to satisfy its REIT distribution requirements, the availability to SVC of debt and equity capital, SVC's distribution rate as a percentage of the trading price of its common shares, or dividend yield, and to the dividend yield of other REITs, SVC's expectation of its future capital requirements and operating performance and its expected needs for and availability of cash to pay its obligations. Other real estate companies and REITs may calculate FFO and Normalized FFO differently than SVC does. Cash Available for Distribution: SVC calculates cash available for distribution, or CAD, as shown on page 32. SVC defines CAD as Normalized FFO minus SVC’s proportionate share of Normalized FFO from its equity method investment, plus operating cash flow distributions from its equity method investment, if any, less recurring real estate related capital expenditures and adjusted for other non-cash and nonrecurring items. CAD is among the factors considered by SVC's Board of Trustees when determining the amount of distributions to SVC's shareholders. Other real estate companies and REITs may calculate CAD differently than SVC does. EBITDA, EBITDAre and Adjusted EBITDAre: SVC calculates earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 33. EBITDAre is calculated on the basis defined by Nareit, which is EBITDA, excluding gains and losses on the sale of real estate, loss on impairment of real estate assets, if any, and adjustments to reflect SVC's share of EBITDAre attributable to an investee. In calculating Adjusted EBITDAre, SVC adjusts for the items shown on page 33. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than SVC does. Hotel EBITDA: SVC calculates Hotel EBITDA as hotel operating revenues less hotel operating expenses of all managed and leased hotels, prior to any adjustments required for presentation in its condensed consolidated statements of income (loss) in accordance with GAAP. SVC believes that Hotel EBITDA provides useful information to management and investors as a key measure of the profitability of its hotel operations. Non-GAAP Financial Measures and Certain Definitions

38RETURN TO TABLE OF CONTENTS Non-GAAP Financial Measures and Certain Definitions (Continued) Other Definitions Adjusted Total Assets and Total Unencumbered Assets: Adjusted total assets and total unencumbered assets include the original cost of real estate assets calculated in accordance with GAAP, before impairment write-downs, if any, and exclude depreciation and amortization, accounts receivable and intangible assets. Annualized Dividend Yield: Annualized dividend yield is the annualized dividend paid during the period divided by the closing price of SVC's common shares at the end of the period. Annualized Minimum Rent: Generally, SVC's lease agreements with its net lease tenants require payment of minimum rent to SVC. Certain of these minimum rent payment amounts are secured by full or limited guarantees. Annualized minimum rent represents cash amounts and excludes adjustments, if any, necessary to record scheduled rent changes on a straight line basis or any expense reimbursements. Annualized minimum rent for TA excludes the impact of rents prepaid by TA. Average Daily Rate: ADR represents rooms revenue divided by the total number of room nights sold in a given period. ADR provides useful insight on pricing at SVC's hotels and is a measure widely used in the hotel industry. Chain Scale: As characterized by STR Global Limited, a data benchmark and analytics provider for the lodging industry. Comparable Hotels Data: SVC presents RevPAR, ADR and occupancy for the periods presented on a comparable basis to facilitate comparisons between periods. SVC defines comparable hotels as those that it owned on June 30, 2024 and were open and operating for the entirety of the periods being compared. For the periods presented, SVC's comparable results exclude two hotels. One of the hotels was not owned for the entirety of the periods presented and the other suspended operations during part of the periods presented. Consolidated Income Available for Debt Service: Consolidated income available for debt service, as defined in SVC's debt agreements, is earnings from operations excluding interest expense, gains and losses on equity securities, depreciation and amortization, loss on asset impairment, unrealized appreciation on assets held for sale, gains and losses on early extinguishment of debt, gains and losses on sales of property and amortization of deferred charges. Debt: Debt amounts reflect the principal balance as of the date reported. Net debt means total debt less unrestricted cash and cash equivalents as of the date reported. Earnings and Adjustments Attributable to an Investee: Represents SVC's proportionate share from its equity investment in Sonesta Holdco Corporation and its subsidiaries, or Sonesta. FF&E Reserves: FF&E Reserves, or FF&E Reserves from managed hotel operations, represent various percentages of total sales at certain of SVC's hotels that are escrowed as reserves for future renovations or refurbishments, or FF&E Reserve escrows. SVC owns all the FF&E Reserve escrows for its hotels. FF&E Reserve Deposits Not Funded by Hotel Operations: The operating agreements for SVC's hotels generally provide that, if necessary, SVC will provide FF&E funding in excess of escrowed reserves. To the extent SVC makes such fundings, its contractual owner's priority returns or rents generally increase by a percentage of the amounts it funds. Gain (Loss) on Equity Securities, Net: Gain or loss on equity securities, net represents the adjustment required to adjust the carrying value of SVC's former investment in shares of TA common stock to its fair value. General and Administrative Expense Paid in Common Shares: Amounts represent the equity compensation for SVC’s Trustees, officers and certain other officers and employees of RMR. Gross Book Value of Real Estate Assets: Gross book value of real estate assets is real estate properties at cost plus acquisition related costs, if any, before purchase price allocations, less impairment write-downs, if any. Hotel Capital Improvements and FF&E Reserve Fundings: Generally include obsolete building components and expenditures that extend the useful life of existing assets or replacement of furniture, fixtures and equipment (FF&E). Hotel EBITDA Margin: Hotel EBITDA as a percentage of hotel operating revenues. Hotel Renovations, Redevelopment and Other Activities: Hotel Renovations, Redevelopment and Other Activities generally include comprehensive hotel renovation projects, brand standard updates, projects that reposition a property or result in new sources of revenue and other non-recurring capital expenditures.

39RETURN TO TABLE OF CONTENTS Non-GAAP Financial Measures and Certain Definitions (Continued) Investment: SVC defines hotel investment as historical cost of its properties plus capital improvements funded by it less impairment write-downs, if any, and excludes capital improvements made from FF&E Reserves funded from hotel operations that do not result in increases in owner’s priority return or rents. SVC defines net lease investment as historical cost of its properties plus capital improvements funded by SVC less impairment write-downs, if any. Lease Related Costs: Generally include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space and leasing related costs, such as brokerage commissions and tenant inducements. Occupancy: Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels, and represents occupied properties as of the end of the period shown for net lease properties. Occupancy is an important measure of the utilization rate and demand of SVC's properties. Non-Cash Expenses: Non-cash expenses represent general and administrative expense paid in common shares and amortization of liabilities relating to SVC’s initial investment in Sonesta and its former investment in The RMR Group, Inc. Non-Cash Interest Expense: Non-cash interest expense represents amortization of debt issuance costs, discounts and premiums. Non-Cash Revenues: Non-cash revenues represent straight-line rent adjustments, lease value amortization, FF&E Reserves, including interest income earned, and the impact of rents prepaid by TA. Owner's Priority Return: Each of its management agreements or leases with hotel operators provides for payment to SVC of an annual owner’s priority return or minimum rent, respectively. Certain of these minimum payment amounts are secured by full or limited guarantees. In addition, certain of its hotel management agreements provide for payment to SVC of additional amounts to the extent of available cash flows as defined in the management agreement. Payments of these additional amounts are not guaranteed. Rent Coverage: SVC defines rent coverage as earnings before interest, taxes, depreciation, amortization and rent, or EBITDAR, divided by the annual minimum rent due to SVC weighted by the minimum rent of the property to total minimum rents of the net lease portfolio. Tenants with no minimum rent required under the lease are excluded. EBITDAR amounts used to determine rent coverage are generally for the latest twelve month period, based on the most recent operating information, if any, furnished by the tenant. Operating statements furnished by the tenant often are unaudited and, in certain cases, may not have been prepared in accordance with GAAP and are not independently verified by SVC. In instances where SVC does not have tenant financial information, it calculates an implied coverage ratio for the period based on other tenants with available financial statements operating the same brand or within the same industry. As a result, SVC believes using this implied coverage metric provides a more reasonable estimated representation of recent operating results and the financial condition for those tenants. Revenue per Available Room: RevPAR represents rooms revenue divided by the total number of room nights available to guests for a given period. RevPAR is an industry metric correlated to occupancy and ADR and helps measure revenue performance over comparable periods. Rolling four quarter CAD: Represents CAD for the preceding twelve month period as of the respective quarter end date. SOFR: SOFR is the secured overnight financing rate. Total Gross Assets: Total gross assets is total assets plus accumulated depreciation.

40RETURN TO TABLE OF CONTENTS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties. These statements may include words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions. These forward-looking statements include, among others, statements about: cash flows and rent coverage; implementing strategic capital investments; creating long-term value for shareholders; and the amount and timing of future distributions. Forward-looking statements reflect management's current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause SVC's actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward-looking statements. Some of the risks, uncertainties and other factors that may cause SVC's actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: the ability of Sonesta to successfully operate the hotels it manages for SVC; SVC's ability and the ability of SVC's managers and tenants to operate under unfavorable market and commercial real estate industry conditions due to, among other things, high interest rates, prolonged high inflation, labor market challenges, supply chain disruptions, volatility in the public equity and debt markets, pandemics, geopolitical instability and tensions, economic downturns or a possible recession or changes in real estate utilization; if and when business transient hotel business will return to historical levels and whether any improved hotel industry conditions will continue, increase or be sustained; whether and the extent to which SVC's managers and tenants will pay the contractual amounts of returns, rents or other obligations due to SVC; competition within the commercial real estate, hotel, transportation and travel center and other industries in which SVC's managers and tenants operate, particularly in those markets in which SVC's properties are located; SVC's ability to repay or refinance its debts as they mature or otherwise become due; SVC's ability to maintain sufficient liquidity, including the availability of borrowings under its revolving credit facility; SVC's ability to pay interest on and principal of its debt; SVC's ability to pay distributions to its shareholders and to increase or sustain the amount of such distributions; SVC's ability to acquire properties that realize its targeted returns; SVC's ability to sell properties at prices it targets; SVC's ability to raise or appropriately balance the use of debt or equity capital; potential defaults under SVC's management agreements and leases by its managers and tenants; SVC's ability to increase hotel room rates and rents at its net leased properties as SVC's leases expire in excess of its operating expenses and to grow its business; SVC's ability to increase and maintain hotel room and net lease property occupancy at its properties; SVC's ability to make cost-effective improvements to SVC's properties that enhance their appeal to hotel guests and net lease tenants; SVC’s ability to engage and retain qualified managers and tenants for its hotels and net lease properties on satisfactory terms; SVC's ability to diversify its sources of rents and returns that improve the security of its cash flows; SVC's credit ratings; the ability of SVC's manager, The RMR Group LLC, or RMR, to successfully manage SVC; actual and potential conflicts of interest with SVC's related parties, including its Managing Trustees, Sonesta, RMR and others affiliated with them; SVC's ability to realize benefits from the scale, geographic diversity, strategic locations and variety of service levels of its hotels; limitations imposed by, and SVC's ability to satisfy, complex rules to maintain its qualification for taxation as a REIT for U.S. federal income tax purposes; compliance with, and changes to, federal, state and local laws and regulations, accounting rules, tax laws and similar matters; acts of terrorism, outbreaks of pandemics or other public health safety events or conditions, war or other hostilities, global climate change or other man-made or natural disasters beyond its control; and other matters. These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in SVC's periodic filings. The information contained in SVC's filings with the SEC, including under the caption "Risk Factors" in SVC's periodic reports, or incorporated therein, identifies important factors that could cause differences from SVC's forward-looking statements in this presentation. SVC's filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon SVC's forward-looking statements. Except as required by law, SVC does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements